UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 15, 2018

CONSTRUCTION PARTNERS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38479	26-0758017
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

290 Healthwest Dr., Suite 2

Dothan, Alabama 36303

(Address of principal executive offices, including zip code)

(334) 673-9763

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01. Entry into a Material Definitive Agreement.

On May 15, 2018, Construction Partners, Inc. (the “Company”), as a guarantor, and certain of its wholly owned subsidiaries, as borrowers, entered into the Loan Modification Agreement and Amendment to Loan Documents (the “Amendment”), with the lenders named therein and Compass Bank, as administrative agent, which further amends the Credit Agreement, dated June 30, 2017 (as amended by the Loan Modification Agreement and Amendment to Loan Documents, dated November 14, 2017, and the Loan Modification Agreement and Amendment to Loan Documents, dated December 31, 2017, the “Compass Credit Agreement”), which provides for a revolving credit facility and term loan (the “Term Loan”). The Amendment increases the Term Loan commitment by $22.0 million and adds The Scruggs Company as a borrower with a revolver sublimit of $5.0 million and term loan recourse amount of $25.0 million. The additional borrowings under the Term Loan were used to fund a portion of the purchase price of The Scruggs Company.

The preceding description of the Compass Credit Agreement and the Amendment is qualified in its entirety by reference to the full text of such documents, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report on Form 8-K and in the description of the Compass Credit Agreement included in the Company’s final prospectus dated May 3, 2018 filed with the Securities and Exchange Commission pursuant to Rule 424(b)(4) under the Securities Act of 1933, as amended, on May 4, 2018, is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Number	Exhibit

10.1	Credit Agreement, dated June 30, 2017, by and among Construction Partners Holdings, Inc. (f/k/a Construction Partners, Inc.), Wiregrass Construction Company, Inc., Fred Smith Construction, Inc., FSC II, LLC, C.W. Roberts Contracting, Incorporated and Everett Dykes Grassing Co., Inc., as Borrowers, the financial institutions party thereto from time to time, and Compass Bank, as Agent, Sole Lead Arranger and Sole Bookrunner (incorporated by reference to Exhibit 10.2 of the Company’s Registration Statement on Form S-1, filed on April 6, 2018 (Registration No. 333-224174)).

10.2	Amendment to Credit Agreement, dated June 30, 2017, by and among Construction Partners Holdings, Inc. (f/k/a Construction Partners, Inc.), Wiregrass Construction Company, Inc., Fred Smith Construction, Inc., FSC II, LLC, C.W. Roberts Contracting, Incorporated, and Everett Dykes Grassing Co., Inc., as Borrowers, Compass Bank, as Agent for Lenders and as a Lender and Issuing Bank, and ServisFirst Bank, as a Lender. (incorporated by reference to Exhibit 10.3 of the Company’s Registration Statement on Form S-1, filed on April 6, 2018 (Registration No. 333-224174)).

10.3	Loan Modification Agreement and Amendment to Loan Documents, dated November 14, 2017, by and among Construction Partners Holdings, Inc. (f/k/a Construction Partners, Inc.), Wiregrass Construction Company, Inc., Fred Smith Construction, Inc., FSC II, LLC, C.W. Roberts Contracting, Incorporated, and Everett Dykes Grassing Co., Inc., as Borrowers, Construction Partners, Inc. (f/k/a SunTx CPI Growth Company, Inc.), as Guarantor, Compass Bank, as Agent for Lenders and as a Lender and Issuing Bank, and ServisFirst Bank, as a Lender (incorporated by reference to Exhibit 10.4 of the Company’s Registration Statement on Form S-1, filed on April 6, 2018 (Registration No. 333-224174)).

10.4	Loan Modification Agreement and Amendment to Loan Documents, dated December 31, 2017, by and among Construction Partners Holdings, Inc. (f/k/a Construction Partners, Inc.), Wiregrass Construction Company, Inc., Fred Smith Construction, Inc., FSC II, LLC, C.W. Roberts Contracting, Incorporated, and Everett Dykes Grassing Co., Inc., as Borrowers, Construction Partners, Inc. (f/k/a SunTx CPI Growth Company, Inc.), as Guarantor, Compass Bank, as Agent for Lenders and as a Lender and Issuing Bank, and ServisFirst Bank, as a Lender (incorporated by reference to Exhibit 10.5 of the Company’s Registration Statement on Form S-1, filed on April 6, 2018 (Registration No. 333-224174)).

10.5	Loan Modification Agreement and Amendment to Loan Documents, dated May 15, 2018, by and among Construction Partners Holdings, Inc. (f/k/a Construction Partners, Inc.), Wiregrass Construction Company, Inc., Fred Smith Construction, Inc., FSC II, LLC, C.W. Roberts Contracting, Incorporated, Everett Dykes Grassing Co., Inc. and The Scruggs Company, as Borrowers, Construction Partners, Inc. (f/k/a SunTx CPI Growth Company, Inc.), as Guarantor, Compass Bank, as Agent for Lenders and as a Lender and Issuing Bank, and ServisFirst Bank, as a Lender.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CONSTRUCTION PARTNERS, INC.

Date: May 25, 2018	By:	/s/ R. Alan Palmer
R. Alan Palmer
Executive Vice President and Chief Financial Officer